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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2008


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Kentucky                    001-33033                 61-1142247
           --------                    ---------                 ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
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                    (Address of principal executive offices)


                                 (502) 499-4800
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officer; Election of Directors;
Appointment of Principal Officers.

Effective August 4, 2008, Michael E. Miller tendered his resignation as a member of the Board of Directors of the Company. Mr. Miller's resignation is not due to or attributable to any disagreement with Porter Bancorp or its management. Mr. Miller stated that the reason for his resignation is that he has taken a position with a community bank in the area. A copy of Mr. Miller's resignation is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.   Description of Exhibit
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99.1          Copy of Mr. Miller's resignation letter effective August 4, 2008.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2008                               Porter Bancorp Inc.

                                                   By: /s/ David B. Pierce
                                                       -------------------
                                                       David B. Pierce
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit        Description
-------        -----------

99.1           Copy of Mr. Miller's resignation letter effective August 4, 2008.